                                                                  EXHIBIT 10.3.7

                      WAIVER, CONSENT AND FIFTH AMENDMENT
                           TO PARTICIPATION AGREEMENT


     THIS WAIVER, CONSENT AND FIFTH AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment"), dated as of December 23, 1997, is entered into among: (a) Rykoff-
----------
Sexton, Inc., a Delaware corporation, as Lessee (the "Lessee"), (b) Hudson
                                                      ------
Acquisition Corp. ("Merger Sub"), a Delaware corporation and wholly-owned
                    ----------
subsidiary of JP Foodservice, Inc., a Delaware corporation (the "Company"), (c)
                                                                 -------
BA Leasing & Capital Corporation, a California corporation, not in its individual capacity, except as otherwise expressly provided herein, but solely as Agent for the Lessors (the "Agent"), and (d) the various Lessors listed on
                               -----
the signature pages hereto (the "Lessors").
                                 -------

     WHEREAS, Lessee, Agent, the Lessors and Tone Brothers, Inc., an Iowa corporation, entered into that certain Participation Agreement, dated as of April 29, 1994, as amended by that certain First Amendment to Participation Agreement, Second Amendment to Participation Agreement, Third Amendment to Participation Agreement and Waiver, Consent and Fourth Amendment to Participation Agreement and Lease Amendment (as so amended, the "Participation
                                                                 -------------
Agreement").  Capitalized terms used herein without definition shall have the
---------
meanings ascribed to them in Schedule X to the Participation Agreement;

     WHEREAS, simultaneously with execution of the Participation Agreement, Lessee, Agent and the Lessors entered into a Lease Intended as Security (as amended, the "Lease") and the other Operative Documents;
              -----

     WHEREAS, Lessee has entered into an Agreement and Plan of Merger dated as of June 30, 1997 (as amended, the "Agreement and Plan of Merger") with Merger
                                   ----------------------------
Sub, which entity in connection with the Merger will change its corporate name to Rykoff-Sexton, Inc., and the Company, pursuant to which Lessee, upon receipt of the requisite approval from the stockholders of Lessee and the stockholders of the Company, will merge with and into Merger Sub (the "Merger");
                                                          ------

     WHEREAS, Section 6.1(a)(ii) of the Participation Agreement and Section 21.2 of the Lease prohibit the merger of Lessee with or into any other corporation or entity under certain circumstances;

     WHEREAS, simultaneously with the consummation of the Merger, Merger Sub will enter into a Five Year Credit Agreement dated as of December 23, 1997 among Merger Sub, JP Foodservice Distributors, Inc., the lenders party thereto, NationsBank, N.A., as Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent, and a 364-Day Credit Agreement dated as of December 23, 1997 among Merger Sub, JP Foodservice Distributors, Inc., the lenders party thereto, NationsBank, N.A., as Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-

Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent (collectively, the "New Credit Agreement"),
                                                    --------------------
which will replace, among other arrangements, the Credit Agreement dated as of May 17, 1996 among Lessee, Bank of America National Trust and Savings Association, as Administrative Agent, BA Securities, Inc., as Syndication Agent, The Chase Manhattan Bank, N.A., as an Agent and the other financial institutions party thereto (the "Old Credit Agreement"); and
                    --------------------

     WHEREAS, in order to affirm that the New Credit Agreement is a refinancing of the Old Credit Agreement, Lessee desires to amend the definition of "Credit Agreement" in Schedule X to the Participation Agreement and substitute therefor the definition of "New Credit Agreement" as set forth above.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual terms and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Waiver and Consent.  The Lessors hereby consent to the Merger and
          ------------------
waive the provisions of Section 6.1(a)(ii) of the Participation Agreement and
Section 21.2 of the Lease insofar as such provisions would otherwise prohibit the consummation of the Merger. The waiver and consent set forth in this Amendment are strictly limited to the circumstances described herein and pursuant to the terms and conditions of the Agreement and Plan of Merger and shall not be deemed to apply to any other circumstances, terms or conditions or to any other transaction. Except as expressly provided in Section 2 below, the Operative Agreements shall not be amended or modified in any respect and shall remain in full force and effect.

     2.   Amendments to Participation Agreement.  Upon the effectiveness of this
          -------------------------------------
Amendment pursuant to Section 4, hereof, the following amendments to the Participation Agreement shall be effective:

          (a) The definition of "Credit Agreement" in Schedule X to the Participation Agreement is amended by deleting such definition in its entirety and substituting the following therefor:

              "Credit Agreement" or "Credit Agreements" shall mean, collectively, the Five Year Credit Agreement dated as of December 23, 1997 among Lessee, JP Foodservice Distributors, Inc., the lenders party thereto, NationsBank, N.A., as Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent, and the 364-Day Credit Agreement dated as of December 23, 1997 among Lessee, JP Foodservice Distributors, Inc., the lenders party thereto, NationsBank, N.A., as Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as

          Syndication Agent, and Bank of America, NT & SA, as Documentation Agent, as each such agreement is amended, modified, restated or refinanced from time to time.

          (b) Following the consummation of the Merger, all references to the Lessee in the Participation Agreement shall be deemed to refer to Merger Sub.

          (c) Section 6.1(l) of the Participation Agreement is amended by deleting such Section in its entirety and substituting the following therefor:

               (l) The Lessee shall at all times comply or caused to be complied with the covenants set forth in Sections 8.01 and 8.02 of each of the Credit Agreements as in effect on December 23, 1997, which covenants are incorporated herein by this reference as if set forth herein in full (together with the definitions of all terms used in such Sections as set forth in each of the Credit Agreements on December 23, 1997); provided that no amendment to, or waiver or modification of, any such Section or definition shall be effective for purposes of this Participation Agreement unless such amendment, waiver or modification has been consented to in writing by each of the Lessors; provided, further, that if any such amendment, waiver or modification is consented to by less than all of the Lessors and any non-consenting Lessor is a Beneficiary (as defined in Section 6.1(m)), such Beneficiary shall be required to draw under its Letter of Credit and its vote shall not be considered in connection with such amendment, waiver or modification. In addition, the Lessee shall deliver to the Agent and each Lessor the certificate required to be delivered under
          Section 6.01(c) of each of the Credit Agreements as in effect on December 23, 1997, at the times specified in such Section. Such certificate shall be addressed to the Agent and the Lessors, who shall be entitled to rely thereon;

          (d) Section 11.14 of the Participation Agreement is amended by adding the following sentence at the end of that section:

               The Lessee will deliver to the Agent such Uniform Commercial Code lien reports and execute and file in all appropriate jurisdictions within 30 days after December 23, 1997 such appropriate instruments as are reasonably requested by the Agent in such jurisdictions to perfect properly (i.e., in the name of Merger Sub) the security interest in
                    ----
          the Collateral, subject to no Liens other than Permitted Liens and demonstrate that Merger Sub is duly qualified to do business in Maryland and other states in which the Collateral is located.

     3.   Inducing Representations.  As an inducement to the Agent and the
          ------------------------
Lessors to execute and deliver this Amendment, the Lessee represents and warrants that (i) immediately before and after giving effect to the Merger and this Amendment, no default under the Lease or any of the Prior Debt Agreements (which term for this purpose shall be deemed to include the Old Credit Agreement prior to the Merger and the New Credit Agreement after the Merger) shall have occurred and be continuing, and (ii) it has full corporate power and authority to execute, deliver and perform its obligations under this Amendment; its execution, delivery and performance of this Amendment have been duly authorized by all necessary actions to be taken; and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     4.   Effectiveness.  This Amendment shall be effective upon the occurrence
          -------------
of each of the following:

          (a) the execution and delivery of this Amendment by all parties hereto;

          (b) the payment by Lessee of all expenses incurred by the Agent and the Lessors (including the fees and expenses of Mayer, Brown & Platt, counsel to the Agent and the Lessors and allocated costs of internal counsel to the Agent) incurred in connection herewith;

          (c) the execution and delivery by the Company to the Agent of the Guaranty, dated as of December 23, 1997, in the form attached hereto as Exhibit A;
     ---------

          (d) an Officer's Certificate of Lessee, substantially in the form of Exhibit B-1 hereto, and an Officer's Certificate of Merger Sub,
     -----------
     substantially in the form of Exhibit B-2 hereto;
                                  -----------

          (e) opinions of counsel to each of Lessee and Merger Sub, substantially in the form of Exhibits C-1, C-2, C-3 and C-4 hereto; and
                                  ------------  ---  ---     ---

          (f) the receipt by the Agent of the Reaffirmation of Obligations dated as of December 23, 1997, duly executed by Merger Sub in favor of the Agent, BA Leasing & Capital Corporation, Pitney Bowes Credit Corporation and Manufacturers Bank, as lessors;

provided, however, that the waiver and consent set forth at Section 1 of this
--------  -------
Amendment will be deemed effective if all of the foregoing conditions have been satisfied except for (i) the receipt of the opinion of counsel set forth at Exhibit C-4, which opinion Lessee and Merger Sub shall cause to be delivered on
-----------
the date the Merger becomes effective, and (ii) payment by Lessee of all expenses and allocated costs of internal counsel to be paid under Section 4(b) of this Amendment other than expenses of Mayer, Brown & Platt, which payments shall be made within one business day of a statement for such expenses or costs being rendered.

     5.   APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

     6.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original but all together one agreement.


                  [Remainder of page left intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

RYKOFF-SEXTON, INC.,                  BA LEASING & CAPITAL
as Lessee                             CORPORATION, not individually,
                                      but solely as Agent for Lessors


By /s/ Richard J. Martin              By /s/ Sonia T. Delen
  -----------------------------         ------------------------------
Name Printed: Richard J. Martin       Name Printed: Sonia T. Delen
             ------------------                    -------------------
Title: Executive Vice President       Title: Assistant Vice President
      -------------------------             --------------------------

                                      By
                                        ------------------------------
                                      Name Printed:
                                                   -------------------
                                      Title:
                                            --------------------------

HUDSON ACQUISITION CORP.,
as Lessee (successor to Rykoff-
Sexton, Inc.)


By /s/ Lewis Hay, III
  -----------------------------
Name Printed: Lewis Hay, III
             ------------------
Title: Senior Vice President
      -------------------------


LESSORS:
-------

PITNEY BOWES CREDIT                   BA LEASING & CAPITAL
CORPORATION                           CORPORATION


By /s/ Russell D. Piper               By /s/ Eileen Uyematsu-Harwell
  -----------------------------         ------------------------------
Name Printed: Russell D. Piper        Name Printed: Eileen Uyematsu-Harwell
             ------------------                    -------------------
Title: Region Credit Manager          Title: Vice President
      -------------------------             --------------------------


                                      By
                                        -----------------------------
                                      Name Printed:
                                                   ------------------
                                      Title:
                                            -------------------------


MANUFACTURERS BANK


By /s/ Gregory J. Hall
  -----------------------------
Name Printed: Gregory J. Hall
             ------------------
Title: Vice President
      -------------------------